UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 14, 2008
Date of Report (Date of earliest event reported)
PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
951 Douglas Road
Batavia, IL 60510
(Address of principal executive offices, including zip code)
(630)406-8440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS
ITEM 8.01. OTHER EVENTS
     On October 14, 2008 the U.S. Bankruptcy Court for the District of Delaware confirmed the pre-packaged chapter 11 plan of reorganization of Portola Packaging, Inc. The plan provides that Portola’s relationships with customers and creditors will not be impaired and will continue in the ordinary course. The company is expected to emerge from bankruptcy in the next few weeks upon the completion of its exit financing pursuant to a commitment from Wells Fargo Foothill, LLC and Regiment Capital Special situations Fund, LP as more fully detailed in the attached press release.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (C) Exhibits
          99.1      Press Release dated October 15, 2008
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.

Dated: October 16, 2008	By:	Kim Wehrenberg

/s/ Kim Wehrenberg

Kim Wehrenberg General Counsel and Secretary